UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022

MCX TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

California	000-54918	26-0030631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20046 Walker Road Shaker Heights, Ohio	44122
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 264-0055

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of MCX Technologies Corporation (the “Company”) held on January 4, 2022, stockholders were requested to: 1) elect a board of directors; 2) approve the MCX Technologies Corporation Amended and Restated Stock Option Plan (the “Plan”) as required under the rules of the TSX Venture Exchange; 3) ratify the appointment of MaloneBailey LLP as the Company’s independent auditors for the fiscal year ended December 31, 2021; and 4) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers, all of which were described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A dated December 10, 2021, as amended on December 17, 2021 (the “Proxy Statement”). The results of the voting on the matters submitted to the Company’s shareholders are as follows:

Proposal 1

The stockholders elected the following four directors to hold office until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified based on the following votes:

Director	For	Withheld	Broker Non-Votes
Gregg Budoi	6,773,934	-	330,800
Matthew Kruchko	5,313,147	1,460,787	330,800
Nii Quaye	5,313,147	1,460,787	330,800
Christopher Rowlison	6,773,934	-	330,800

Proposal 2

The proposal to approve the Plan, as required under the rules of the TSX Venture Exchange and as described in the Company’s 2021 definitive proxy statement, was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
6,773,934	-	-	330,800

Proposal 3

The proposal to ratify the appointment of MaloneBailey LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021 was approved based on the following votes:

For	Against	Abstentions
7,104,734	-	-

Proposal 4

The non-binding advisory vote to approve the compensation of the Company’s named executive officers disclosed in the Company’s 2021 definitive proxy statement was approved based on the following votes:

For	Against	Abstentions	Broker Non-Votes
6,723,934	-	50,000	330,800

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCX TECHNOLOGIES CORPORATION

Date: January 10, 2022	By:	/s/ Gregg Budoi
	Name:	Gregg Budoi
	Title:	Chief Financial Officer